Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Revenue in Q1 Fiscal 2024
Record Q1 Net New Document Cloud ARR; Enterprise strength drives RPO growth of 16 percent year over year
SAN JOSE, Calif. – March 14, 2024 – Adobe (Nasdaq:ADBE) today reported financial results for its first quarter fiscal year 2024 ended March 1, 2024.
“Adobe drove record Q1 revenue demonstrating strong momentum across Creative Cloud, Document Cloud and Experience Cloud,” said Shantanu Narayen, chair and CEO, Adobe. “We’ve done an incredible job harnessing the power of generative AI to deliver groundbreaking innovation across our product portfolio.”
“Adobe’s Q1 results and record RPO reflect strong customer adoption of our innovative products and services,” said Dan Durn, executive vice president and CFO, Adobe. “As a result of our strong trajectory of growth and profitability, we are announcing a new $25 billion share repurchase program, which demonstrates Adobe’s continued commitment to returning capital to our shareholders.”
First Quarter Fiscal Year 2024 Financial Highlights
•Adobe achieved revenue of $5.18 billion in its first quarter of fiscal year 2024, which represents 11 percent year-over-year growth or 12 percent in constant currency. Diluted earnings per share was $1.36 on a GAAP basis and $4.48 on a non-GAAP basis.
•GAAP operating income in the first quarter was $907 million and non-GAAP operating income was $2.47 billion. GAAP net income was $620 million and non-GAAP net income was $2.05 billion.
•Cash flows from operations were $1.17 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $17.58 billion.
•Adobe repurchased approximately 3.1 million shares during the quarter.
First Quarter Fiscal Year 2024 Business Segment Highlights
•Digital Media segment revenue was $3.82 billion, which represents 12 percent year-over-year growth or 13 percent in constant currency. Creative revenue grew to $3.07 billion, representing 11 percent year-over-year growth or 12 percent in constant currency. Document Cloud revenue was $750 million, representing 18 percent year-over-year growth as reported and in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $432 million, exiting the quarter with Digital Media ARR of $15.76 billion. Creative ARR grew to $12.78 billion and Document Cloud ARR grew to $2.98 billion.
•Digital Experience segment revenue was $1.29 billion, representing 10 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $1.16 billion, representing 12 percent year-over-year growth as reported and in constant currency.

Financial Targets
Adobe is providing second quarter targets, which factor in current expectations for the macroeconomic and foreign exchange environments.
The following table summarizes Adobe’s second quarter fiscal year 2024 targets:

Total revenue	$5.25 billion to $5.30 billion
Digital Media net new ARR	~$440 million
Digital Media segment revenue	$3.87 billion to $3.90 billion
Digital Experience segment revenue	$1.31 billion to $1.33 billion
Digital Experience subscription revenue	$1.165 billion to $1.185 billion
Tax rate	GAAP: ~18.5%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $3.35 to $3.40	Non-GAAP: $4.35 to $4.40
1Targets assume diluted share count of ~453 million for second quarter fiscal year 2024.

Adobe to Host Conference Call
Adobe will webcast its first quarter fiscal year 2024 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Adobe to Host Investor Meeting at Adobe Summit 2024
Adobe will host its Investor Meeting with financial analysts and investors on Tuesday, March 26, 2024 at 2:00 p.m. Pacific Time at Adobe Summit in Las Vegas, Nev. Adobe’s executives will discuss the company’s long-term market opportunity, strategy and innovation roadmap, including artificial intelligence. The event will be streamed live on the Adobe Investor Relations Website. Following the event, a recording and related materials will be available on the site.

Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence and innovation momentum; our market opportunity and future growth; our stock repurchases, cash flows and use of cash; market trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success; revenue; operating margin; and annualized recurring revenue; tax rate on a GAAP and non-GAAP basis; earnings per share on a GAAP and non-GAAP basis; and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended March 1, 2024, which Adobe expects to file in March 2024. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website.

About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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©2024 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended
	March 1, 2024	March 3, 2023
Revenue:
Subscription	$4,916	$4,373
Product	119	120
Services and other	147	162
Total revenue	5,182	4,655

Cost of revenue:
Subscription	455	434
Product	5	8
Services and other	130	126
Total cost of revenue	590	568

Gross profit	4,592	4,087

Operating expenses:
Research and development	939	827
Sales and marketing	1,352	1,301
General and administrative	352	331
Acquisition termination fee	1,000	—
Amortization of intangibles	42	42
Total operating expenses	3,685	2,501

Operating income	907	1,586

Non-operating income (expense):
Interest expense	(27)	(32)
Investment gains (losses), net	18	1
Other income (expense), net	70	43
Total non-operating income (expense), net	61	12
Income before income taxes	968	1,598
Provision for income taxes	348	351
Net income	$620	$1,247
Basic net income per share	$1.37	$2.72
Shares used to compute basic net income per share	453	459
Diluted net income per share	$1.36	$2.71
Shares used to compute diluted net income per share	456	460

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	March 1, 2024	December 1, 2023
ASSETS

Current assets:
Cash and cash equivalents	$6,254	$7,141
Short-term investments	566	701
Trade receivables, net of allowances for doubtful accounts of $16 for both periods	2,057	2,224
Prepaid expenses and other current assets	1,131	1,018
Total current assets	10,008	11,084

Property and equipment, net	1,988	2,030
Operating lease right-of-use assets, net	366	358
Goodwill	12,803	12,805
Other intangibles, net	1,011	1,088
Deferred income taxes	1,310	1,191
Other assets	1,265	1,223
Total assets	$28,751	$29,779

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$300	$314
Accrued expenses	1,569	1,942
Debt	1,497	—
Deferred revenue	5,975	5,837
Income taxes payable	123	85
Operating lease liabilities	73	73
Total current liabilities	9,537	8,251

Long-term liabilities:
Debt	2,138	3,634
Deferred revenue	135	113
Income taxes payable	668	514
Operating lease liabilities	378	373
Other liabilities	435	376
Total liabilities	13,291	13,261

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	12,037	11,586
Retained earnings	33,809	33,346
Accumulated other comprehensive income (loss)	(277)	(285)
Treasury stock, at cost	(30,109)	(28,129)
Total stockholders’ equity	15,460	16,518
Total liabilities and stockholders’ equity	$28,751	$29,779

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	March 1, 2024	March 3, 2023
Cash flows from operating activities:
Net income	$620	$1,247
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	212	212
Stock-based compensation	451	416
Unrealized investment (gains) losses, net	(13)	3
Other non-cash adjustments	(97)	(33)
Changes in deferred revenue	160	63
Changes in other operating assets and liabilities	(159)	(215)
Net cash provided by operating activities	1,174	1,693

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	139	287
Purchases of property and equipment	(37)	(101)
Purchases and sales of long-term investments, intangibles and other assets, net	(36)	(30)
Net cash provided by investing activities	66	156

Cash flows from financing activities:
Repurchases of common stock	(2,000)	(1,400)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(125)	(95)
Repayment of debt	—	(500)
Other financing activities, net	(3)	(19)
Net cash used for financing activities	(2,128)	(2,014)
Effect of exchange rate changes on cash and cash equivalents	1	1
Net change in cash and cash equivalents	(887)	(164)
Cash and cash equivalents at beginning of period	7,141	4,236
Cash and cash equivalents at end of period	$6,254	$4,072

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	March 1, 2024	March 3, 2023	December 1, 2023
Operating income:

GAAP operating income	$907	$1,586	$1,743
Stock-based and deferred compensation expense	469	417	431
Amortization of intangibles	83	95	91
Acquisition-related expenses (*)	1,007	33	34
Loss contingency (**)	1	—	44
Non-GAAP operating income	$2,467	$2,131	$2,343

Net income:

GAAP net income	$620	$1,247	$1,483
Stock-based and deferred compensation expense	469	417	431
Amortization of intangibles	83	95	91
Acquisition-related expenses (*)	1,007	33	34
Loss contingency (**)	1	—	44
Investment (gains) losses, net	(18)	(1)	(4)
Income tax adjustments	(116)	(45)	(120)
Non-GAAP net income	$2,046	$1,746	$1,959

Diluted net income per share:

GAAP diluted net income per share	$1.36	$2.71	$3.23
Stock-based and deferred compensation expense	1.03	0.91	0.94
Amortization of intangibles	0.18	0.21	0.20
Acquisition-related expenses (*)	2.21	0.07	0.07
Loss contingency (**)	—	—	0.10
Investment (gains) losses, net	(0.04)	—	(0.01)
Income tax adjustments	(0.26)	(0.10)	(0.26)
Non-GAAP diluted net income per share	$4.48	$3.80	$4.27

Shares used in computing diluted net income per share	456	460	459

Non-GAAP Results (continued)
The following table shows Adobe’s first quarter fiscal year 2024 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

First Quarter Fiscal 2024
Effective income tax rate:

GAAP effective income tax rate	36.0%
Income tax adjustments	2.5
Acquisition-related expenses (*)	(18.5)
Stock-based and deferred compensation expense	(1.3)
Amortization of intangibles	(0.2)
Non-GAAP effective income tax rate (***)	18.5%
(*) Associated with the Figma transaction, and includes deal costs, certain professional fees and the termination fee
(**) Associated with an IP litigation matter
(***) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's second quarter fiscal year 2024 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Second Quarter Fiscal 2024
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$3.35	$3.40
Stock-based and deferred compensation expense	1.05	1.05
Amortization of intangibles	0.18	0.18
Income tax adjustments	(0.23)	(0.23)
Non-GAAP diluted net income per share	$4.35	$4.40

Shares used to compute diluted net income per share	453	453

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.